Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
MRBL Enhanced Equity ETF (EDGE)
(the “Fund”)
October 21, 2026
Supplement to the Summary Prospectus and Prospectus,
each dated March 31, 2026

The following information supplements the Principal Investment Strategies section of the Summary Prospectus and Prospectus:

The Fund is an actively managed, exchange-traded fund (“ETF”) that seeks up to 125% long exposure to large-capitalization U.S. equity securities, while enhancing the Fund’s income by writing (selling) call options on one or more ETFs or securities indices that provide exposure to large-capitalization U.S. equity securities.

References to the Fund having a maximum exposure to large-capitalization U.S. equity securities of 150% or “writing” or selling short-term call options on its equity exposure (of up to 150% of the Fund’s net assets) are revised to reflect a maximum of 125% as part of the Fund’s principal investment strategy.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.